Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/09/02	Duke Energy Co.


Shares            Price         Amount
650,000		  $100.00	$650,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMORGAN Funds
 N/A        N/A		 0.26%	            0.26%

Broker
SBC Warburg, Inc.

Underwriters of Duke Energy Co.


Underwriters			      Principal Amount
UBS Warburg LLC             		 $85,000,000
Wachovia Securities, Inc.		  85,000,000
Deutsche Banc Alex. Brown, Inc.           20,000,000
Goldman, Sachs & Co.            	  20,000,000
J.P. Morgan Securities, Inc.          	  20,000,000
Salomon Smith Barney, Inc.                20,000,000
Total     			        $250,000,000



Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/08/02	Ford Credit Auto Owner Trust



Shares            Price         Amount
1,800,000        $100.00	$1,800,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMORGAN Funds
N/A         N/A		 0.10%	         0.10%


Broker
Dain Rauscher, Inc.

Underwriters of Ford Credit Auto Owner Trust


Underwriters *			   Principal Amount *
Total                                $1,740,000,000


* Principal Amounts of Underwriters were not available at the time of filing.


Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/13/02	American Express Credit Account Master Trust


Shares            Price         Amount
1,550,000        $100.00	$1,550,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMORGAN Funds
 N/A        N/A		 0.20%	            2.50%

Broker
Deutsche Morgan Grenfell

Underwriters of American Express Credit Account Master Trust


Underwriters			        Principal Amount
J.P. Morgan Securities, Inc.              $184,750,000
Banc of America Securities LLC             184,750,000
Banc One Capital Markets, Inc.             184,750,000
Deutsche Banc Alex. Brown, Inc.            184,750,000
Loop Capital Markets LLC                    10,000,000
Utendahl Capital Partners LP                10,000,000
Total                                     $759,000,000



Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/13/02	Americredit Automobile Receivables Trust


Shares            Price         Amount
2,300,000        $100.00	$2,300,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMORGAN Funds
 N/A        N/A		 0.46%	            9.40%

Broker
First Boston Brokerage Co.

Underwriters of Americredit Automobile Receivables Trust


Underwriters			       Principal Amount
Barclays Capital, Inc.                    $83,500,000
Credit Suisse First Boston Corp.           83,500,000
Banc of America Securities LLC             83,250,000
Deutsche Banc Alex.  Brown, Inc.           83,250,000
First Union Securities, Inc.               83,250,000
Merrill Lynch & Co., Inc.                  83,250,000
Total                                    $500,000,000



Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/14/02	Sears Credit Account Master Trust


Shares            Price         Amount
1,800,000        $100.00	$1,800,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMORGAN Funds
 N/A        N/A		 0.26%	            5.80%

Broker
Banc of America Securities LLC

Underwriters of Americredit Automobile Receivables Trust


Underwriters			        Principal Amount
Banc of America Securities LLC           $117,000,000
J.P. Morgan Securities, Inc.              117,000,000
Banc One Capital Markets, Inc.            116,500,000
Credit Suisse First Boston Corp.          116,500,000
Lehman Brothers, Inc.                     116,500,000
Merrill Lynch & Co., Inc.                 116,500,000
Total                                    $700,000,000



Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/20/02	SLM Student Loan Trust


Shares            Price         Amount
2,600,000        $100.00	$2,600,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMORGAN Funds
 N/A        N/A		 0.30%	            7.73%

Broker
First Boston Brokerage Co. &
Banc of America Securities LLC

Underwriters of SLM Student Loan Trust


Underwriters			        Principal Amount
Credit Suisse First Boston Corp.         $174,790,000
Merrill Lynch & Co., Inc.                 174,790,000
Banc of America Securities LLC            174,790,000
Deutsche Banc Alex. Brown, Inc.           174,790,000
Morgan Stanley Dean Witter & Co.          174,790,000
Total                                    $873,950,000



Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/13/02	GSR


Shares            Price         Amount
1,000,000        $100.00	$1,000,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMORGAN Funds
 N/A        N/A		 0.71%	            5.74%

Broker
Goldman, Sachs & Co.

Underwriters of GSR


Underwriters *			        Principal Amount *
Total                                      $141,000,000

* Principal Amounts of Underwriters were not available at the time of filing.

Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/06/02	Weyerhauser, Co.


Shares            Price         Amount
700,000          $100.00	$700,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMORGAN Funds
 N/A        N/A		 0.00%	            0.00%

Broker
Morgan Stanley Dean Witter & Co.

Underwriters of Weyerhauser, Co.


Underwriters *			   Principal Amount *
Total                                $500,000,000

* Principal Amounts of underwriters were not available at the time of filing.


Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/07/02	Option One Mortgage Loan Trust


Shares            Price         Amount
700,000          $100.00	$700,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMORGAN Funds
 N/A        N/A		 0.21%	            0.21%

Broker
Bank of America Securities LLC

Underwriters of Option One Mortgage Loan Trust


Underwriters			        Principal Amount
Banc of America Securities LLC           $133,500,000
Greenwich Capital Market, Inc.            133,500,000
Banc One Capital Markets, Inc.             16,687,500
Credit Suisse First Boston Corp.           16,687,500
J.P. Morgan Securities, Inc.               16,687,500
Salomon Smith Barney, Inc.                 16,687,500
Total                                    $333,750,000